May 1, 2026 EMET
VanEck® Copper and Electrification Metals ETF
Summary Prospectus
Principal U.S. Listing Exchange: NYSE Arca, Inc.

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at https://www.vaneck.com/us/en/etf-mutual-fund-finder/etfs/documents/. You can also get this information at no cost by calling 800.826.2333, or by sending an email request to info@vaneck.com. The Fund’s prospectus and statement of additional information, both dated May 1, 2026, as may be supplemented from time to time, are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVE
VanEck® Copper and Electrification Metals ETF¹ (the “Fund”) seeks to track as closely as possible, before fees and expenses, the price and yield performance of the MarketVector™ Global Electrification Metals Index (the “Electrification Metals Index” or the “Index”).
FUND FEES AND EXPENSES
The following tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.59%
Other Expenses(a)	0.03%
Total Annual Fund Operating Expenses(a)	0.62%
(a)    Van Eck Associates Corporation (the “Adviser”) will pay all expenses of the Fund, except for the fee payment under the investment management agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses. Notwithstanding the foregoing, the Adviser has agreed to pay the offering costs until at least May 1, 2027.
EXPENSE EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell or hold all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

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1Prior to February 13, 2026, VanEck Copper and Electrification Metals ETF’s name was “VanEck® Green Metals ETF.” From February 13, 2026 to June 1, 2026, the Fund’s name was “VanEck® Copper and Green Metals ETF.”

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Year	Expenses
1	$63
3	$199
5	$346
10	$774
PORTFOLIO TURNOVER
The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 21% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund normally invests at least 80% of its total assets in securities of Electrification Metals Companies. For purposes of this policy, the term “assets” means net assets plus the amount of any borrowings for investment purposes. The Electrification Metals Index is a global index that tracks the performance of Electrification Metals Companies. “Electrification Metals Companies” are companies involved in the production, refining, processing and recycling of electrification metals. “Electrification metals” are metals, including copper and certain rare earth and strategic metals, used in the applications, products and processes that enable global electrification. Electrification metals are critical to power generation, transmission and distribution, clean energy technologies, and grid infrastructure and technologies. To be initially eligible for the Electrification Metals Index, companies must generate at least 50% of their revenues from electrification metals or have at least 50% of their mineral resources related to electrification metals.
The Electrification Metals Index may include small- and medium-capitalization companies, foreign and emerging market issuers and A-shares issued by companies trading via the Shanghai-Hong Kong Stock Connect program and the Shenzhen-Hong Kong Stock Connect program (together, “Stock Connect”). As of December 31, 2025, the Electrification Metals Index included 54 securities of companies with a market capitalization range of between approximately $1.3 billion and $117.5 billion and a weighted average market capitalization of $33.75 billion. These amounts are subject to change. The Electrification Metals Index is published by MarketVector IndexesTM GmbH (the “Index Provider” or “MarketVector”), which is a wholly owned subsidiary of the Adviser. The Electrification Metals Index is reconstituted and rebalanced quarterly. The Fund’s 80% investment policy is non-fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.
The Fund, using a “passive” or indexing investment approach, attempts to approximate the investment performance of the Electrification Metals Index by investing in a portfolio of securities that generally replicates the Electrification Metals Index. Unlike many investment companies that try to “beat” the performance of a benchmark index, the Fund does not try to “beat” the Electrification Metals Index and does not seek temporary defensive positions that are inconsistent with its investment objective of seeking to track the Electrification Metals Index.
The Fund is classified as a non-diversified fund under the Investment Company Act of 1940, as amended (the “Investment Company Act of 1940”), and therefore, may invest a greater percentage of its assets in a particular issuer. The Fund may concentrate its investments in a particular industry or group of industries to the extent that the Electrification Metals Index concentrates in an industry or group of industries. As of December 31, 2025, each of the metals & mining and copper industries represented a significant portion of the Fund.
PRINCIPAL RISKS OF INVESTING IN THE FUND
Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you should consider carefully the following risks before investing in the Fund, each of which could significantly and adversely affect the value of an investment in the Fund.
Electrification Metals Risk. Investments in companies involved in the production, refining, processing and recycling of electrification metals are subject to a variety of risks. Under certain market conditions, the Fund may underperform as compared to funds that invest in a broader range of investments. The value of electrification metals may be highly volatile and can change quickly and unpredictably due to a number of factors, including the supply and demand of each metal (including the availability of substitutes and disruptions in the supply chain), environmental or labor costs, political, legal, financial, accounting and tax matters and other events beyond the Fund’s control. In addition, some companies that rely on electrification metals may be dependent on government tax incentives and subsidies and on political support for certain environmental technologies and companies. Further, the principal supplies of electrification metals may be concentrated in a small number of countries and regions. There may be significant differences in interpretations of what is considered an “electrification” metal, and the definition used by the Index Provider may differ with those used by other investors, investment advisers or index providers. The sector in which such companies operate may also have challenges such as a limited number of issuers and limited liquidity in the market, which may adversely affect the Fund.

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Clean Energy Companies Risk. Companies involved with electrification metals may be dependent upon renewable and alternative energy companies. Renewable and alternative energy companies can be significantly affected by the following factors: obsolescence, short product cycles, stricter government regulations and enforcement policies, fluctuations in energy prices and supply and demand of alternative energy fuels, energy conservation, the success of exploration projects, the supply of and demand for oil and gas, world events and economic conditions. In addition, shares of clean energy companies have been significantly more volatile than shares of companies operating in other more established industries and the securities included in the Fund may be subject to sharp price declines. This industry is relatively nascent and under-researched in comparison to more established and mature sectors, and should therefore be regarded as having greater investment risk.
Basic Materials Sector Risk. The Fund may be sensitive to, and its performance may depend to a greater extent on, the overall condition of the basic materials sector. Companies engaged in the production and distribution of basic materials may be adversely affected by changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.
Mining Industry Risk. Investments in mining companies may be speculative. Competitive pressures may have a significant effect on the financial condition of such companies. Mining companies are highly dependent on the price of the underlying metal or element. These prices may fluctuate substantially over short periods of time so the Fund’s Share price may be more volatile than other types of investments. In particular, a drop in the price of gold, silver bullion, copper, steel or rare earth/strategic metals would particularly adversely affect the profitability of small- and medium-capitalization mining companies and their ability to secure financing. Furthermore, companies that are only in the exploration stage are typically unable to adopt specific strategies for controlling the impact of such price changes. In addition, many early stage miners operate at a loss and are dependent on securing equity and/or debt financing, which might be more difficult to secure for an early stage mining company than for a more established counterpart. Production and cost estimates of mining companies are dependent on many factors including, but not limited to, mine commissioning, the accuracy of mineral resources, mine planning and scheduling, the accuracy of ore grades, ground conditions and mine stability, ore characteristics, the accuracy of the estimated rates and costs of mining, ore haulage, barging and shipping.
Regulatory Action and Changes in Governments Risk. The producing, refining and recycling of rare earth/strategic metals will be significantly affected by regulatory action and changes in governments. Actions by countries essential to the producing, refining and recycling of rare earth/strategic metals to limit exports could have a significant adverse effect on industries around the globe and on the values of the businesses in which the Fund invests.
Rare Earth and Strategic Metals Companies Risk. Rare earth/strategic metals are industrial metals that are typically mined as by-products or secondary metals in operations focused on precious metals and base metals. Compared to base metals, they have more specialized uses and are often more difficult to extract. Rare earth metals (or rare earth elements), a subset of strategic metals, are a collection of chemical elements that are crucial to many of the world’s most advanced technologies. Consequently, the demand for strategic metals has strained supply, which has the potential to result in a shortage of such materials which could adversely affect the companies in the Fund’s portfolio. Companies involved in the various activities that are related to the producing, refining and recycling of rare earth/strategic metals tend to be small-, medium- and micro-capitalization companies with volatile share prices, are highly dependent on the price of rare earth/strategic metals, which may fluctuate substantially over short periods of time. The value of such companies may be significantly affected by events relating to international, national and local political and economic developments, energy conservation efforts, the success of exploration projects, commodity prices, tax and other government regulations, depletion of resources, and mandated expenditures for safety and pollution control devices. The producing, refining and recycling of rare earth/strategic metals can be capital intensive and, if companies involved in such activities are not managed well, the share prices of such companies could decline even as prices for the underlying rare earth/strategic metals are rising. In addition, companies involved in the various activities that are related to the producing, refining and recycling of rare earth/strategic metals may be at risk for environmental damage claims.
Special Risk Considerations of Investing in Asian Issuers. Investments in securities of Asian issuers involve risks and special considerations not typically associated with investments in the U.S. securities markets. Many Asian economies have experienced rapid growth and industrialization in recent years, but there is no assurance that this growth rate will be maintained. Certain Asian economies have experienced over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, decreased exports and economic recessions. Geopolitical hostility, political instability, as well as economic or environmental events in any one Asian country can have a significant effect on the entire Asian region as well as on major trading partners outside Asia, and any adverse effect on some or all of the Asian countries and regions in which the Fund invests. The securities markets in some Asian economies are relatively underdeveloped and may subject the Fund to higher action costs or greater uncertainty than investments in more developed securities markets. Such risks may adversely affect the value of the Fund’s investments. Certain Asian countries have developed increasingly strained relationships with the U.S. or with China, and if these relations were to worsen, they could adversely affect Asian issuers that rely on the U.S. or China for trade. In addition, many Asian countries are subject to social and labor risks associated with demands for improved political, economic and social conditions. These risks, among others, may adversely affect the value of the Fund's investments.
Special Risk Considerations of Investing in Australian Issuers. Investments in securities of Australian issuers involve risks and special considerations not typically associated with investments in the U.S. securities markets. The Australian economy is heavily dependent on exports from the agricultural and mining sectors. As a result, the Australian economy is susceptible to fluctuations in the commodity markets. The Australian economy is also dependent on trading with key trading partners.

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Special Risk Considerations of Investing in Chinese Issuers. Investments in securities of Chinese issuers, including issuers outside of China that generate significant revenues from China, involve certain risks and considerations not typically associated with investments in U.S securities. These risks include among others (i) more frequent (and potentially widespread) trading suspensions and government interventions with respect to Chinese issuers resulting in a lack of liquidity and in price volatility, (ii) currency revaluations and other currency exchange rate fluctuations or blockage, (iii) the nature and extent of intervention by the Chinese government in the Chinese securities markets, whether such intervention will continue and the impact of such intervention or its discontinuation, (iv) the risk of nationalization or expropriation of assets, (v) the risk that the Chinese government may decide not to continue to support economic reform programs, (vi) limitations on the use of brokers, (vii) higher rates of inflation, (viii) greater political, economic and social uncertainty, (ix) market volatility caused by any potential regional or territorial conflicts or natural or other disasters, and (x) the risk of increased trade tariffs, embargoes, sanctions, investment restrictions and other trade limitations. Certain securities are, or may in the future become restricted, and the Fund may be forced to sell such securities and incur a loss as a result. In addition, the economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, interest rates, allocation of resources and capital reinvestment, among others. The Chinese central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. In addition, the Chinese government has from time to time taken actions that influence the prices at which certain goods may be sold, encourage companies to invest or concentrate in particular industries, induce mergers between companies in certain industries and induce private companies to publicly offer their securities to increase or continue the rate of economic growth, control the rate of inflation or otherwise regulate economic expansion. The Chinese government may do so in the future as well, potentially having a significant adverse effect on economic conditions in China.
The Chinese government continues to be an active participant in many economic sectors through ownership positions and regulation. The allocation of resources in China is subject to a high level of government control. The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy. Through its policies, the government may provide preferential treatment to particular industries or companies. The policies set by the government could have a substantial adverse effect on the Chinese economy and the Fund’s investments.
The Chinese economy is export-driven and highly reliant on trade, and much of China’s growth in recent years has been the result of focused investments in economic sectors intended to produce goods and services for export purposes. The performance of the Chinese economy may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency revaluation, capital reinvestment, resource self-sufficiency and balance of payments position. Adverse changes to the economic conditions of its primary trading partners, such as the United States, Japan and South Korea, would adversely impact the Chinese economy and the Fund’s investments. International trade tensions involving China and its trading counterparties may arise from time to time which can result in trade tariffs, embargoes, sanctions, investment restrictions, trade limitations, trade wars and other negative consequences. Such actions and consequences may ultimately result in a significant reduction in international trade, an oversupply of certain manufactured goods, devaluations of existing inventories and potentially the failure of individual companies and/or large segments of China’s export industry with a potentially severe negative impact to the Fund.
Special Risk Considerations of Investing in South African Issuers. Investments in securities of South African issuers involve risks and special considerations not typically associated with investments in the U.S. securities markets. South Africa’s economy exhibits characteristics of both a developed country and a developing country and has historically experienced extremely uneven distribution of wealth and income and high rates of unemployment. This may cause civil and social unrest, which could adversely impact the South African economy. Although economic reforms such as privatization have been enacted to promote growth and foreign investments, there can be no assurance that these programs will achieve the desired results. The securities markets in South Africa are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations, uncertainty regarding the existence of trading markets, governmental control and heavy regulation of labor and industry. In addition, South Africa’s currency has at times been at risk of devaluation due to inadequate foreign currency reserve. While economic reforms have been enacted in recent periods, there can be no assurance that these reforms will achieve the intended results. Furthermore, adverse social and economic conditions in a neighboring country may have a significant adverse effect on South Africa. Additionally, the agriculture and mining sectors of South Africa’s economy account for a large portion of its exports, and thus the South African economy is susceptible to fluctuations in these commodity markets. Any resurgence in power outages due to the aging infrastructure and policy challenges in the energy sector could disrupt businesses and hinder economic growth. Furthermore, the implementation of land reform policies, particularly those involving expropriation without compensation, creates legal and economic uncertainty for investors, potentially deterring capital inflows and impacting sectors reliant on land. South Africa is located in a part of the world that has historically been prone to natural disasters, such as droughts, and is economically sensitive to environmental events. Any such event may adversely impact South Africa’s economy or business operations of companies in South Africa, causing an adverse impact on the value of the Fund.
Special Risk Considerations of Investing in Canadian Issuers. Investments in securities of Canadian issuers, including issuers located outside of Canada that generate significant revenue from Canada, involve risks and special considerations not typically associated with investments in the U.S. securities markets. The Canadian economy is very dependent on the demand for, and supply and price of, natural resources. The Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources. Canada is a major producer of commodities such as forest products, metals,

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agricultural products, and energy related products like oil, gas, and hydroelectricity. Accordingly, a change in the supply and demand of these resources, both domestically and internationally, can have a significant effect on Canadian market performance. Canada is a top producer of zinc and uranium and a global source of many other natural resources, such as gold, nickel, aluminum, and lead. Conditions that weaken demand for such products worldwide could have a negative impact on the Canadian economy as a whole. Additionally, the Canadian economy is heavily dependent on relationships with certain key trading partners, including the United States, countries in the European Union and China. Because the United States is Canada’s largest trading partner and foreign investor, the Canadian economy is dependent on and may be significantly affected by the U.S. economy. Reduction in spending on Canadian products and services or changes in the U.S. economy may adversely impact the Canadian economy. Trade agreements may further increase Canada’s dependency on the U.S. economy, and uncertainty as to the future of such trade agreements may cause a decline in the value of the Fund’s Shares. The imposition of additional tariffs by the U.S. may have implications for the trade arrangements between the U.S. and Canada, which could negatively affect the value of securities held by the Fund. Past periodic demands by the Province of Quebec for sovereignty have significantly affected equity valuations and foreign currency movements in the Canadian market and such demands may have this effect in the future. In addition, certain sectors of Canada’s economy may be subject to foreign ownership limitations. This may negatively impact the Fund’s ability to invest in Canadian issuers and to pursue its investment objective.
Special Risk Considerations of Investing in Latin American Issuers. Investments in securities of Latin American issuers involve special considerations not typically associated with investments in securities of issuers located in the United States. The economies of certain Latin American countries have, at times, experienced high interest rates, economic volatility, inflation, currency devaluations and high unemployment rates. In addition, commodities (such as oil, gas and minerals) represent a significant percentage of the region’s exports and many economies in this region are particularly sensitive to fluctuations in commodity prices. The economies of Latin American countries are heavily dependent on trading relationships with key trading partners, including the U.S., Europe, Asia, and other Latin American countries. Adverse economic events in one country may have a significant adverse effect on other countries of this region.
Most Latin American countries have experienced severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many Latin American countries has lessened, there is no guarantee it will remain at lower levels.
The political history of certain Latin American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such events could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and could result in significant disruption in securities markets in the region.
The economies of Latin American countries are generally considered emerging markets and can be significantly affected by currency devaluations. Certain Latin American countries may also have managed currencies which are maintained at artificial levels relative to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. Certain Latin American countries also restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for many Latin American currencies and it would, as a result, be difficult for the Fund to engage in foreign currency transactions designed to protect the value of the Fund’s interests in securities denominated in such currencies.
Finally, a number of Latin American countries are among the largest debtors of developing countries. There have been moratoria on, and a rescheduling of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.
Stock Connect Risk. The Fund may invest in A-shares listed and traded on the Shanghai Stock Exchange and the Shenzhen Stock Exchange through Stock Connect, or on such other stock exchanges that participate in Stock Connect from time to time or in the future. Trading through Stock Connect is subject to a number of restrictions that may affect the Fund’s investments and returns. For example, trading through Stock Connect is subject to daily and aggregate market-wide trading volume and market cap quotas that limit the maximum daily net purchases on any particular day by Hong Kong investors (and foreign investors trading through Hong Kong) trading mainland Chinese listed securities and mainland Chinese investors trading Hong Kong listed securities, which may restrict or preclude the Fund’s ability to invest in Stock Connect A-shares. The daily quota is not specific to the Fund and is utilized on a first-come-first-serve basis. As such, buy orders via the Stock Connect Programs could be rejected once the daily quota is exceeded. The daily quota may thereby restrict the Fund's ability to invest through Stock Connect Programs on a timely basis, which could affect the Fund's ability to effectively pursue its investment strategy. The daily quota is also subject to change. It is possible for securities eligible to be purchased via the Stock Connect Program to lose such designation, which could impact the Fund's ability to pursue its investment strategy. In addition, investments made through Stock Connect are subject to trading, clearance and settlement procedures that are relatively untested in the People's Republic of China ("PRC"), which could pose risks to the Fund. Furthermore, securities purchased via Stock Connect will be held via a book entry omnibus account in the name of Hong Kong Securities Clearing Company Limited, Hong Kong’s clearing entity, at the China Securities Depository and Clearing Corporation. The Fund’s ownership interest in Stock Connect securities will not be reflected directly in book entry with China Securities Depository and Clearing Corporation and will instead only be reflected on the books of its Hong Kong sub-custodian. The Fund may therefore depend on Hong Kong Securities Clearing Company Limited’s ability or willingness as record-holder of Stock Connect securities to enforce the Fund’s shareholder rights. PRC law

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did not historically recognize the concept of beneficial ownership; while PRC regulations and the Hong Kong Stock Exchange have issued clarifications and guidance supporting the concept of beneficial ownership via Stock Connect, the interpretation of beneficial ownership in the PRC by regulators and courts may continue to evolve. Moreover, Stock Connect A-shares generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules.
A primary feature of Stock Connect is the application of the home market’s laws and rules applicable to investors in A-shares. Therefore, the Fund’s investments in Stock Connect A-shares are generally subject to PRC securities regulations and listing rules, among other restrictions. The Fund will not benefit from access to Hong Kong investor compensation funds, which are set up to protect against defaults of trades, when investing through Stock Connect. Stock Connect is only available on days when markets in both the PRC and Hong Kong are open, which may limit the Fund’s ability to trade when it would be otherwise attractive to do so. Additionally, restrictions on the timing of permitted trading activity in A-shares, including the imposition of local holidays in either Hong Kong or Mainland China and restrictions on purchasing and selling the same security on the same day, may subject the Fund to the risk of price fluctuations of A-shares at times when the Fund is unable to add to or exit its position. Since the inception of Stock Connect, foreign investors (including the Fund) investing in A-shares through Stock Connect have been temporarily exempt from the PRC corporate income tax and value-added tax on the gains on disposal of such A-shares. Dividends are subject to PRC corporate income tax on a withholding basis at 10%, unless reduced under a double tax treaty with China upon application to and obtaining approval from the competent tax authority. Aside from these temporary measures, uncertainties in permanent PRC tax rules governing taxation of income and gains from investments in Stock Connect A-shares could result in unexpected tax liabilities for the Fund.
The Stock Connect program is a relatively new program and may be subject to further interpretation and guidance. The effect of the introduction of large numbers of foreign investors on the market for trading Chinese-listed securities is not well understood. There can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the Fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and the PRC, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect program are uncertain, and they may have a detrimental effect on the Fund’s investments and returns. The securities regimes and legal systems of China and Hong Kong differ significantly, and issues may arise based on these differences. Any changes in law, regulations and policies applicable to Stock Connect may affect A-share prices. These risks are heightened by the underdeveloped state of the PRC's investment and banking systems in general.
Foreign Securities Risk. Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, less stringent investor protections and disclosure standards, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. Because certain foreign securities markets may be limited in size, the activity of large traders may have an undue influence on the prices of securities that trade in such markets. The Fund invests in securities of issuers located in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund’s investments. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments (including regional and global, military or other conflicts), the imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals, changes in international trading patterns, trade barriers (including tariffs) and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental interventions or other actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than the cost of investing in domestic securities. Foreign market trading hours, clearance and settlement procedures, and holiday schedules may limit the Fund's ability to buy and sell securities.
Emerging Market Issuers Risk. Investments in securities of emerging market issuers involve risks not typically associated with investments in securities of issuers in more developed countries that may negatively affect the value of your investment in the Fund. Such heightened risks may include, among others, expropriation, nationalization and/or confiscation of assets and property, restrictions on and government intervention in international trade, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, the impact on the economy as a result of civil war, crime (including drug violence) and social instability as a result of religious, ethnic and/or socioeconomic unrest. Issuers in certain emerging market countries are subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are issuers in more developed markets, and therefore, all material information may not be available or reliable. Emerging markets are also more likely than developed markets to experience problems with the clearing and settling of trades, as well as the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets may make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Local agents are held only to the standards of care of their local markets. In general, the less developed a country’s securities markets are, the greater the likelihood of custody problems. Additionally, each of the factors described below could have a negative impact on the Fund’s performance and increase the volatility of the Fund.
Securities Market Risk. Securities markets in emerging market countries are underdeveloped and are often considered to be less correlated to global economic cycles than those markets located in more developed countries. Securities markets in emerging market countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations, uncertainty regarding the existence of

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trading markets, governmental control and heavy regulation of labor and industry. These factors, coupled with restrictions on foreign investment and other factors, limit the supply of securities available for investment by the Fund. This will affect the rate at which the Fund is able to invest in emerging market countries, the purchase and sale prices for such securities and the timing of purchases and sales. Emerging markets can experience high rates of inflation, deflation and currency devaluation. The prices of certain securities listed on securities markets in emerging market countries have been subject to sharp fluctuations and sudden declines, and no assurance can be given as to the future performance of listed securities in general. Volatility of prices may be greater than in more developed securities markets. Moreover, securities markets in emerging market countries may be closed for extended periods of time or trading on securities markets may be suspended altogether due to political or civil unrest. Market volatility may also be heightened by the actions of a small number of investors. Brokerage firms in emerging market countries may be fewer in number and less established than brokerage firms in more developed markets. Since the Fund may need to effect securities transactions through these brokerage firms, the Fund is subject to the risk that these brokerage firms will not be able to fulfill their obligations to the Fund. This risk is magnified to the extent the Fund effects securities transactions through a single brokerage firm or a small number of brokerage firms. In addition, the infrastructure for the safe custody of securities and for purchasing and selling securities, settling trades, collecting dividends, initiating corporate actions, and following corporate activity is not as well developed in emerging market countries as is the case in certain more developed markets.
Political and Economic Risk. Certain emerging market countries have historically been subject to political instability and their prospects are tied to the continuation of economic and political liberalization in the region. Instability may result from factors such as government or military intervention in decision making, terrorism, civil unrest, extremism or hostilities between neighboring countries. Any of these factors, including an outbreak of hostilities, could negatively impact the Fund’s returns. Limited political and democratic freedoms in emerging market countries might cause significant social unrest. These factors may have a significant adverse effect on an emerging market country’s economy.
Many emerging market countries may be heavily dependent upon international trade and, consequently, may continue to be negatively affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which it trades. They also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.
In addition, commodities (such as oil, gas and minerals) represent a significant percentage of certain emerging market countries’ exports and these economies are particularly sensitive to fluctuations in commodity prices. Adverse economic events in one country may have a significant adverse effect on other countries of this region. In addition, most emerging market countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth.
Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels. The political history of certain emerging market countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such events could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets in the region.
Also, from time to time, certain issuers located in emerging market countries in which the Fund invests may operate in, or have dealings with, countries subject to sanctions and/or embargoes imposed by the U.S. Government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. As a result, an issuer may sustain damage to its reputation if it is identified as an issuer which operates in, or has dealings with, such countries. The Fund, as an investor in such issuers, will be indirectly subject to those risks.
The economies of one or more countries in which the Fund may invest may be in various states of transition from a planned economy to a more market oriented economy. The economies of such countries differ from the economies of most developed countries in many respects, including levels of government involvement, states of development, growth rates, control of foreign exchange and allocation of resources. Economic growth in these economies may be uneven both geographically and among various sectors of their economies and may also be accompanied by periods of high inflation. Political changes, social instability and adverse diplomatic developments in these countries could result in the imposition of additional government restrictions, including expropriation of assets, confiscatory taxes or nationalization of some or all of the property held by the underlying issuers of securities of emerging market issuers. There is no guarantee that the governments of these countries will not revert back to some form of planned or non-market oriented economy, and such governments continue to be active participants in many economic sectors through ownership positions and regulation. The allocation of resources in such countries is subject to a high level of government control. Such countries’ governments may strictly regulate the payment of foreign currency denominated obligations and set monetary policy. Through their policies, these governments may provide preferential treatment to particular industries or companies. The policies set by the government of one of these countries could have a substantial effect on that country’s economy.
Investment and Repatriation Restrictions Risk. The government in an emerging market country may restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in such emerging market countries. These restrictions and/or controls may at times limit or prevent foreign investment in securities of issuers located or operating in emerging market countries and may inhibit the Fund’s ability to meet its investment objective. In addition, the Fund may not be able to buy or sell securities or receive full value for such securities. Moreover, certain emerging market countries may require governmental approval or special licenses prior to investments by foreign investors and may limit the amount of investments by foreign investors in a particular industry and/or issuer; may limit

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such foreign investment to a certain class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of such emerging market countries; and/or may impose additional taxes on foreign investors. A delay in obtaining a required government approval or a license would delay investments in those emerging market countries, and, as a result, the Fund may not be able to invest in certain securities while approval is pending. The government of certain emerging market countries may also withdraw or decline to renew a license that enables the Fund to invest in such country. These factors make investing in issuers located or operating in emerging market countries significantly riskier than investing in issuers located or operating in more developed countries, and any one of them could cause a decline in the net asset value of the Fund.
Additionally, investments in issuers located in certain emerging market countries may be subject to a greater degree of risk associated with governmental approval in connection with the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. Moreover, there is the risk that if the balance of payments in an emerging market country declines, the government of such country may impose temporary restrictions on foreign capital remittances. Consequently, the Fund could be adversely affected by delays in, or a refusal to grant, required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Furthermore, investments in emerging market countries may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.
Limited Disclosure About Emerging Market Issuers Risk. Issuers located or operating in emerging market countries are not subject to the same rules and regulations as issuers located or operating in more developed countries. Therefore, there may be less financial and other information publicly available with regard to issuers located or operating in emerging market countries and such issuers are not subject to the uniform accounting, auditing and financial reporting standards applicable to issuers located or operating in more developed countries.
Foreign Currency Risk Considerations. The Fund’s assets that are invested in securities of issuers in emerging market countries will generally be denominated in foreign currencies, and the proceeds received by the Fund from these investments may be denominated in foreign currencies. The value of an emerging market country’s currency may be subject to a high degree of fluctuation. This fluctuation may be due to changes in interest rates, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. The economies of certain emerging market countries can be significantly affected by currency devaluations. Certain emerging market countries may also have managed currencies which are maintained at artificial levels relative to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors.
The Fund’s exposure to an emerging market country’s currency and changes in value of such foreign currencies versus the U.S. dollar may reduce the Fund’s investment performance and the value of your investment in the Fund. Meanwhile, the Fund will compute and expects to distribute its income in U.S. dollars, and the computation of income will be made on the date that the income is earned by the Fund at the foreign exchange rate in effect on that date. Therefore, if the value of the respective emerging market country’s currency falls relative to the U.S. dollar between the earning of the income and the time at which the Fund converts the relevant emerging market country’s currency to U.S. dollars, the Fund may be required to liquidate certain positions in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements under the Internal Revenue Code of 1986. The liquidation of investments, if required, could be at disadvantageous prices or otherwise have an adverse impact on the Fund’s performance.
Certain emerging market countries also restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for many such currencies and it would, as a result, be difficult for the Fund to engage in foreign currency transactions designed to protect the value of the Fund’s interests in securities denominated in such currencies. Furthermore, if permitted, the Fund may incur costs in connection with conversions between U.S. dollars and an emerging market country’s currency. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies.
Operational and Settlement Risk. In addition to having less developed securities markets, emerging market countries have less developed custody and settlement practices than certain developed countries. Rules adopted under the Investment Company Act of 1940 permit the Fund to maintain its foreign securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Banks in emerging market countries that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain emerging market countries there may be legal restrictions or limitations on the ability of the Fund to recover assets held in custody by a foreign sub-custodian in the event of the bankruptcy of the sub-custodian. Because settlement systems in emerging market countries may be less organized than in other developed markets, there may be a risk that settlement may be delayed and that cash or securities of the Fund may be in jeopardy because of failures of or defects in the systems. Under the laws in many emerging market countries, the Fund may be required to release local shares before receiving cash payment or may be required to make cash payment prior to receiving local shares, creating a risk that the Fund may

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surrender cash or securities without ever receiving securities or cash from the other party. Settlement systems in emerging market countries also have a higher risk of failed trades and back to back settlements may not be possible.
The Fund may not be able to convert a foreign currency to U.S. dollars in time for the settlement of redemption requests effected in cash. In the event that the Fund is not able to convert the foreign currency to U.S. dollars in time for settlement, which may occur as a result of the delays described above, the Fund may be required to liquidate certain investments and/or borrow money in order to fund such redemption. The liquidation of investments, if required, could be at disadvantageous prices or otherwise have an adverse impact on the Fund’s performance (e.g., by causing the Fund to overweight foreign currency denominated holdings and underweight other holdings which were sold to fund redemptions). In addition, the Fund will incur interest expense on any borrowings and the borrowings will cause the Fund to be leveraged, which may magnify gains and losses on its investments.
In certain emerging market countries, the marketability of investments may be limited due to the restricted opening hours of trading exchanges, and a relatively high proportion of market value may be concentrated in the hands of a relatively small number of investors. In addition, because certain emerging market countries’ trading exchanges on which the Fund’s portfolio securities may trade are open when the relevant exchanges are closed, the Fund may be subject to heightened risk associated with market movements. Trading volume may be lower on certain emerging market countries’ trading exchanges than on more developed securities markets and securities may be generally less liquid. The infrastructure for clearing, settlement and registration on the primary and secondary markets of certain emerging market countries are less developed than in certain other markets and under certain circumstances this may result in the Fund experiencing delays in settling and/or registering transactions in the markets in which it invests, particularly if the growth of foreign and domestic investment in certain emerging market countries places an undue burden on such investment infrastructure. Such delays could affect the speed with which the Fund can transmit redemption proceeds and may inhibit the initiation and realization of investment opportunities at optimum times.
Certain issuers in emerging market countries may utilize share blocking schemes. Share blocking refers to a practice, in certain foreign markets, where voting rights related to an issuer’s securities are predicated on these securities being blocked from trading at the custodian or sub-custodian level for a period of time around a shareholder meeting. These restrictions have the effect of barring the purchase and sale of certain voting securities within a specified number of days before and, in certain instances, after a shareholder meeting where a vote of shareholders will be taken. Share blocking may prevent the Fund from buying or selling securities for a period of time. During the time that shares are blocked, trades in such securities will not settle. The blocking period can last up to several weeks. The process for having a blocking restriction lifted can be quite onerous with the particular requirements varying widely by country. In addition, in certain countries, the block cannot be removed. As a result of the ramifications of voting ballots in markets that allow share blocking, the Adviser, on behalf of the Fund, reserves the right to abstain from voting proxies in those markets.
Corporate and Securities Laws Risk. Securities laws in emerging market countries are relatively new and unsettled and, consequently, there is a risk of rapid and unpredictable change in laws regarding foreign investment, securities regulation, title to securities and securityholders rights. Accordingly, foreign investors may be adversely affected by new or amended laws and regulations. In addition, the systems of corporate governance to which emerging market issuers are subject may be less advanced than those systems to which issuers located in more developed countries are subject, and therefore, securityholders of issuers located in emerging market countries may not receive many of the protections available to securityholders of issuers located in more developed countries. In circumstances where adequate laws and securityholders rights exist, it may not be possible to obtain swift and equitable enforcement of the law. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent and subject to sudden change. The Fund has limited rights and few practical remedies in emerging markets and the ability of U.S. authorities to bring enforcement actions in emerging markets may be limited.
Foreign Currency Risk. Because all or a portion of the income received by the Fund from its investments and/or the revenues received by the underlying issuers will generally be denominated in foreign currencies, the Fund’s exposure to foreign currencies and changes in the value of foreign currencies versus the U.S. dollar may result in reduced returns for the Fund, and the value of certain foreign currencies may be subject to a high degree of fluctuation. The Fund may also (directly or indirectly) incur costs in connection with conversions between U.S. dollars and foreign currencies.
Small- and Medium-Capitalization Companies Risk. The Fund may invest in small- and medium-capitalization companies and, therefore will be subject to certain risks associated with small- and medium-capitalization companies. These companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences, with little or no record of profitability. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than large-capitalization companies. Returns on investments in securities of small- and medium-capitalization companies could trail the returns on investments in securities of larger companies.
Cash Transactions Risk. Unlike other ETFs, the Fund expects to effect its creations and redemptions at least partially for cash, rather than wholly for in-kind securities. Therefore, it may be required to sell portfolio securities and subsequently incur brokerage costs and/or recognize gains or losses on such sales that the Fund might not have recognized if it were to distribute portfolio securities in kind. As such, investments in Shares may be less tax-efficient than an investment in a conventional ETF. Transaction costs, including brokerage costs, will decrease the Fund’s net asset value to the extent not offset by the transaction fee payable by an Authorized Participant.

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Equity Securities Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the markets in which the issuers of securities held by the Fund participate, or factors relating to specific issuers in which the Fund invests. Equity securities are subordinated to preferred securities and debt in a company’s capital structure with respect to priority to a share of corporate income, and therefore will be subject to greater dividend risk than preferred securities or debt instruments. In addition, while broad market measures of equity securities have historically generated higher average returns than fixed income securities, equity securities have generally also experienced significantly more volatility in those returns.
Market Risk. The prices of securities are subject to the risks associated with investing in the securities market, including general economic conditions, sudden and unpredictable drops in value, exchange trading suspensions and closures and public health risks. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, war or other conflicts, social unrest, recessions, inflation, interest rate changes, supply chain disruptions, embargoes, tariffs, sanctions and other trade barriers) adversely interrupt the global economy; in these and other circumstances, such events or developments might affect companies world-wide. Overall securities values could decline generally or underperform other investments. An investment may lose money.
Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or system failures.
Index Tracking Risk. The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses, including taxes, not applicable to the Index and incurs costs associated with buying and selling securities and entering into derivatives transactions (if applicable), especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index or (if applicable) raising cash to meet redemptions or deploying cash in connection with inflows into the Fund. Transaction costs, including brokerage costs, will decrease the Fund’s net asset value. Conversely, the Fund may generate earnings through its securities lending activities, which may increase the Fund’s return relative to the Index.
Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Index. The Index provider may rely on various sources of information to assess the criteria of components of the Index, including information that may be based on assumptions and estimates. Errors in the Index data, the Index computations and/or the construction of the Index in accordance with its methodology may occur from time to time, and the Index provider may not identify or correct them promptly or at all, which may have an adverse impact on the Fund and its shareholders. Shareholders should understand that any gains from the Index provider’s or others’ errors will be kept by the Fund and its shareholders and any losses or costs resulting from the Index provider’s or others’ errors will be borne by the Fund and its shareholders. Additionally, when the Index is rebalanced and the Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. Apart from scheduled rebalances, the Index provider or its agents may carry out additional ad hoc rebalances to the Index. Therefore, errors and additional ad hoc rebalances carried out by the Index provider or its agents to the Index may increase the costs to and the tracking error risk of the Fund.
The Fund may not be fully invested at times either as a result of cash flows into the Fund or reserves of cash held by the Fund to pay expenses or to meet redemptions. In addition, the Fund may not invest in certain securities included in the Index, or invest in them in the exact proportions in which they are represented in the Index. The Fund’s performance may also deviate from the return of the Index for various reasons, including legal restrictions or limitations imposed by the governments of certain countries, certain exchange listing standards (where applicable), a lack of liquidity in markets in which such securities trade, potential adverse tax consequences or other regulatory reasons (such as diversification requirements). To the extent the Fund utilizes depositary receipts, the purchase of depositary receipts may negatively affect the Fund’s ability to track the performance of the Index and increase tracking error, which may be exacerbated if the issuer of the depositary receipt discontinues issuing new depositary receipts or withdraws existing depositary receipts.
The Fund may value certain of its investments, underlying currencies and/or other assets based on fair value prices. To the extent the Fund calculates its net asset value based on fair value prices and the value of the Index is based on securities’ closing prices on local foreign markets (i.e., the value of the Index is not based on fair value prices), the Fund’s ability to track the Index may be adversely affected. In addition, any issues the Fund encounters with regard to currency convertibility (including the cost of borrowing funds, if any), repatriation or economic sanctions may also increase the index tracking risk. The Fund’s performance may also deviate from the performance of the Index due to the impact of withholding taxes, late announcements relating to changes to the Index and high turnover of the Index. When markets are volatile, the ability to sell securities at fair value prices may be adversely impacted and may result in additional trading costs and/or increase the index tracking risk. The Fund may also need to rely on borrowings to meet redemptions, which may lead to increased expenses. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of the Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Index. Changes to the composition of the Index in connection with a rebalancing or reconstitution of the Index may cause the Fund to experience increased volatility, during which time the Fund’s index tracking risk may be heightened.
Authorized Participant Concentration Risk. The Fund may have a limited number of Authorized Participants, none of which are obligated to engage in creation and/or redemption transactions. To the extent that those Authorized Participants exit the business, or do not process creation and/or redemption orders, there may be a significantly diminished trading market for

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Shares or Shares may trade like closed-end funds at a discount (or premium) to net asset value and possibly face trading halts and/or de-listing. This can be reflected as a spread between the bid-ask prices for the Fund. The Authorized Participant concentration risk may be heightened with respect to certain types of assets or in cases where Authorized Participants have limited or diminished access to the capital required to post collateral.
No Guarantee of Active Trading Market Risk. There can be no assurance that an active trading market for the Shares will develop or be maintained, as applicable. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and Authorized Participants may step away from making a market in the Shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its net asset value.
Trading Issues Risk. Trading in shares on the exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in shares inadvisable. In addition, trading in shares on the exchange is subject to trading halts caused by extraordinary market volatility pursuant to the relevant exchange’s “circuit breaker” rules. If a trading halt or unanticipated early close of the exchange occurs, a shareholder may be unable to purchase or sell Shares of the Fund. There can be no assurance that requirements of the exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.
Passive Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, unless a specific security/asset is removed from its Index, the Fund generally would not sell such a security/asset because the security’s issuer is in financial trouble. If a specific security/asset is removed from the Fund’s Index, the Fund may be forced to sell such security/asset at an inopportune time or for prices other than at current market values. An investment in the Fund involves risks similar to those of investing in any fund that invests in a similar asset class, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security/asset prices. The Fund’s Index may not contain the appropriate or a diversified mix of securities and/or assets for any particular economic cycle. The timing of changes in the composition of the Fund’s portfolio in seeking to track its Index could have a negative effect on the Fund. Unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. Additionally, unusual market conditions may cause the Fund’s Index provider to postpone a scheduled rebalance or reconstitution, which could cause the Fund’s Index to vary from its normal or expected composition. This means that, based on market and economic conditions, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.
Fund Shares Trading, Premium/Discount Risk and Liquidity of Fund Shares. The market price of the Shares may fluctuate in response to the Fund’s net asset value, the intraday value of the Fund’s holdings and supply and demand for Shares. Shares may trade above, below, or at their most recent net asset value. Factors including disruptions to creations and redemptions, the existence of market volatility or potential lack of an active trading market for Shares (including through a trading halt), may result in Shares trading at a significant premium or discount to net asset value or to the intraday value of the Fund’s holdings. If a shareholder purchases Shares at a time when the market price is at a premium to the net asset value or sells Shares at a time when the market price is at a discount to the net asset value, the shareholder may pay significantly more or receive significantly less than the underlying value of the Shares. The securities held by the Fund may be traded in markets that close at a different time than the exchange on which the Shares are traded. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the exchange is open but after the applicable market closing, fixing or settlement times, bid/ask spreads on the exchange and the resulting premium or discount to the Shares’ net asset value may widen. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings and a shareholder may be unable to sell his or her Shares.
Non-Diversified Risk. The Fund is classified as a “non-diversified” fund under the Investment Company Act of 1940. The Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest a relatively high percentage of its assets in a smaller number of issuers or may invest a larger proportion of its assets in a single issuer. Moreover, the gains and losses on a single investment may have a greater impact on the Fund’s net asset value and may make the Fund more volatile than more diversified funds. The Fund may be particularly vulnerable to this risk if it is comprised of a limited number of investments.
Index-Related Concentration Risk. The Fund’s assets may be concentrated in a particular sector or sectors or industry or group of industries to reflect the Index’s allocation to such sector or sectors or industry or group of industries. The securities of many or all of the companies in the same sector or industry may decline in value due to developments adversely affecting such sector or industry. By concentrating its assets in a particular sector or sectors or industry or group of industries, the Fund is subject to the risk that economic, political or other conditions that have a negative effect on those sectors and/or industries may negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of securities.
PERFORMANCE
The bar chart that follows shows how the Fund performed for the calendar years shown. The table below the bar chart shows the Fund’s average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year, five year, ten year and/or since inception periods, as applicable, compared with the Fund’s benchmark index and a broad-based benchmark index. All returns assume reinvestment of dividends and distributions. The Fund’s past

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performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.vaneck.com.
Annual Total Returns (%)—Calendar Years

Best Quarter:	33.36%	3Q 2025
Worst Quarter:	-20.98%	2Q 2022
Average Annual Total Returns for the Periods Ended December 31, 2025
The after-tax returns presented in the table below are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	Past One Year	Since Inception (11/09/21)
VanEck Copper and Electrification Metals ETF (return before taxes)	79.63%	3.63%
VanEck Copper and Electrification Metals ETF (return after taxes on distributions)	78.32%	3.17%
VanEck Copper and Electrification Metals ETF (return after taxes on distributions and sale of Fund Shares)	47.15%	2.71%
MarketVector™ Global Electrification Metals Index (reflects no deduction for fees, expenses or taxes, except withholding taxes)	80.44%	4.14%
MSCI ACWI Index (reflects no deduction for fees, expenses or taxes, except withholding taxes)	22.34%	9.07%
PORTFOLIO MANAGEMENT
Investment Adviser. Van Eck Associates Corporation.
Portfolio Managers. The following individuals are primarily responsible for the day-to-day management of the Fund’s portfolio:

Name	Title with Adviser	Date Began Managing the Fund
Peter H. Liao	Portfolio Manager	November 2021
Ralph Lasta	Deputy Portfolio Manager	May 2024
PURCHASE AND SALE OF FUND SHARES
Individual Shares of the Fund may only be purchased and sold in secondary market transactions through a broker or dealer at a market price. Shares of the Fund are listed on the Exchange, and because Shares trade at market prices rather than net asset value, Shares of the Fund may trade at a price greater than net asset value (i.e., a “premium”) or less than net asset value (i.e., a “discount”).

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An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid/ask spread”).
Recent information, including information about the Fund’s net asset value, market price, premiums and discounts, and bid/ask spreads, is included on the Fund’s website at www.vaneck.com.
TAX INFORMATION
The Fund’s distributions (other than return of capital distributions) are taxable and will generally be taxed as ordinary income or capital gains. Any return of capital will reduce the shareholder’s basis in their Fund Shares, reducing any loss or increasing any gain on a subsequent taxable disposition of Shares.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
The Adviser and its related companies may pay broker-dealers or other financial intermediaries (such as a bank) for the sale of the Fund Shares and related services. These payments may create a conflict of interest by influencing your broker-dealer or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

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EMETSUM	(05/2026)